SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2003

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                         1-11596                     58-1954497
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                      32653
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (352) 373-4200

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

      As reported in the "Management's Discussion and Analysis of Financial Conditions and Results of Operations - Potential Acquisition" contained in the Company's Form 10-K for year ended December 31, 2002, and Form 10-Q for quarter ended March 31, 2003, the Company was in the process of negotiations to acquire from a trustee a mixed waste facility currently in bankruptcy. The Company is no longer negotiating to acquire this facility.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERMA-FIX ENVIRONMENTAL
                                        SERVICES, INC.


Dated:  June 16, 2003                   By: /s/ Richard T. Kelecy
        ------------------                  ------------------------------------
                                            Richard T. Kelecy
                                            Chief Financial Officer